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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    June 16, 2005
                                                  ------------------


                         Parkvale Financial Corporation
             (Exact Name of Registrant as Specified in its Charter)



Pennsylvania                           0-17411                   25-1556590
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                            Identification No.)


4220 William Penn Highway, Monroeville, Pennsylvania               15146
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 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code   (412) 373-7200
                                                     ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01    Other Events

             Attached as Exhibit 99.1 is a press release dated June 16, 2005. Parkvale Financial Corporation announced that at its meeting held on June 16, 2005 the Board of Directors declared a quarterly cash dividend of $0.20 per share to stockholders of record at the close of business on June 30, 2005, payable on July 27, 2005.

             Parkvale also announced the extension of its current stock repurchase program that was scheduled to expire on June 30, 2005. Parkvale has authorized the extension of its current repurchase program through June 30, 2006 for the remaining 215,750 shares, representing 3.84% of the Company's outstanding common stock.



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Item 9.01         Financial Statements and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      The following exhibits are included with this Report:

         Exhibit No.                Description

         99.1                       Press Release, dated June 16, 2005






                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PARKVALE FINANCIAL CORPORATION


                                       By: /s/ Timothy G. Rubritz
                                           -------------------------------
                                           Name:Timothy G. Rubritz
                                           Title: Vice President and Chief
                                           Financial Officer
Date: June 16, 2005